UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2014
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State Street Corporation
(Exact name of registrant as specified in its charter)
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Massachusetts	001-07511	04-2456637
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Lincoln Street Boston, Massachusetts	02111
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (617) 786-3000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 23, 2014, State Street Corporation appointed Sean P. Newth as Chief Accounting Officer and Controller, effective immediately. Mr. Newth, age 39, has served as Senior Vice President and Deputy Controller for State Street since April 2014. From 2005 to 2014, he served in State Street’s Corporate Accounting Department, including as Director of Global Accounting Policy from 2009 to 2014. Prior to State Street, Mr. Newth served in various transaction services, accounting advisory and assurance roles at KPMG, from 1997 to 2005. With the appointment of Mr. Newth as Chief Accounting Officer, Michael W. Bell, State Street’s Executive Vice President and Chief Financial Officer, will cease serving in that role.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

	By:	/s/ TRACY ATKINSON
	Name:	Tracy Atkinson
	Title:	Executive Vice President
Date: October 28, 2014